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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT


                  Filed Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): July 20, 2004

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                      DIVERSIFIED SECURITY SOLUTIONS, INC.
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               (Exact name of registrant as specified in charter)

Delaware                          005-62411                  22-3690168
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(State or other                  (Commission               (IRS Employer
jurisdiction of                  File number)              Identification
Incorporation)                                             No.)


               280 Midland Avenue, Saddle Brook, New Jersey 07668
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               (Address of principal executive offices) (Zip Code)

                                 (201) 794-6500
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               Registrant's telephone number, including area code

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)







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Item 5. Other Events and Regulation FD Disclosure

            On July 20, 2004, Diversified Security Solutions, Inc. (the "Company") agreed to the pricing of a $3.3 million private placement of its common stock to certain qualified investors. The Company will sell 553,333 shares of common stock to the investors for $6.00 per share. The offering is expected to close by July 23, 2004. In connection with the sale of its common stock to the investors, the Company issued warrants (the "Warrants") to the investors to purchase 138,833 shares of the Company's common stock at an exercise price of $7.60 per share, exercisable for a period commencing six months after the date of issuance through the fifth anniversary of the issuance. In addition, the Placement Agent is being issued a warrant to acquire 55,333 shares of common stock with the same terms as those being issued to the institutional investors.

     The Company and the investors also entered into a registration rights agreement, which sets forth certain rights granted to the investors by the Company with respect to the registration of the resale by the investors of the shares of common stock purchased by them in the private placement and pursuant to exercise of the Warrants.

     The Company intends to use the aggregate proceeds from the sale of common stock of $3.3 million, after payment of offering expenses, for general corporate purposes.

     The common stock sold to the investors in the private placement has not been registered under the Securities Act of 1933, as amended, or state securities laws, and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or an applicable exemption from registration. The securities being offered in the private placement have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold within the United States absent registration or an available exemption from such registration requirements.

     A copy of the press release announcing these events is attached as an exhibit to this report and is incorporated herein by reference. Copies of the material documents related to the private placement also are attached as exhibits to this report and are incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            DIVERSIFIED SECURITY SOLUTIONS, INC.


Dated: July 21, 2004                        By: /s/ Irvin F. Witcosky
                                            -----------------------------------
                                            Irvin F. Witcosky
                                            Chief Operating Officer,
                                            President, Secretary and Director




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ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits.


10.1 Securities Purchase Agreement dated as of July 20, 2004, among Diversified Security Solutions, Inc. and the investors named therein.

10.2 Registration Rights Agreement dated as of July 20, 2004, among Diversified Security Solutions, Inc. and the investors named therein.

10.3 Form of Warrant dated as of July 20, 2004, issued by Diversified Security Solutions, Inc. to each of the Investors named in the Securities Purchase Agreement filed as Exhibit 10.1.

99.1  Press release dated July 21, 2004.